Exhibit 10.3

AMENDMENT N° 26

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

Execution Copy

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PREAMBLE

This Amendment N° 26 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 19th day of September, 2016 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have engaged in discussions relating to changes the Parties would like to incorporate in the Contract; and

WHEREAS, the Parties now desire to amend Articles 3, 4 and Exhibit D of the Contract in accordance with the terms and conditions provided for in the Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:  The Parties have agreed that Contractor shall update [***] by implementing the same change to [***] as implemented in [***] to change the [***] set forth in Change Control Request 217, dated November 20, 2015, as approved by the Parties.

Article 3:  The Parties have agreed that Contractor shall update the [***] and add the [***], specified in [***], to the [***] set forth in Change Control Request 271, dated December 22, 2015, as approved by the Parties.

Article 4:  The Parties have agreed that Contractor shall modify [***] set forth in Change Control Request 372, dated April 8, 2016, as approved by the Parties.

Article 5:  Article 3.4 of the Contract is hereby modified by the addition of the following Paragraph 3.4.5.

“3.4.5

The Parties agree that the launch campaign for each Satellite Batch to be launched on a Falcon 9 Launch Vehicle shall commence upon the arrival of the [***] at the Launch Site.  The shipment of Satellites to the Launch Site shall not be unreasonably withheld or delayed.”

Article 6:  The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. Dollars (US$[***]), which includes:  (i) [***] U.S. Dollars (US$[***]) for the Changes set forth in Articles 2 through 4 above; and (iii) [***] U.S. Dollars (US$[***]) to adjust a correction made in Amendment 16, to a new Base Contract Price of no more than [***] U.S. Dollars (US$[***]).

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Execution CopyIridium / Thales Alenia Space Confidential & Proprietary

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 7:  The Payment Plan is hereby revised by the addition of the following new Milestone.

[***]

Article 8:  This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 9:  All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC /s/ S. Scott Smith _________________________ S. Scott Smith Chief Operating Officer	THALES ALENIA SPACE FRANCE /s/ Denis Allard _________________________ Denis Allard Vice President Iridium Program Director

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Execution CopyIridium / Thales Alenia Space Confidential & Proprietary

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.